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Exhibit 4.1

INCORPORATED UNDER THE LAWS OF

THE STATE OF DELAWARE

                                     [LOGO]

                       PARADISE MUSIC & ENTERTAINMENT, INC.

                                   COMMON STOCK
                                  $.01 PAR VALUE

                                 CUSIP 699071 10 6

THIS CERTIFIES THAT

is the  owner of

                    FULLY PAID AND NON-ASSESSABLE SHARES OF  COMMON STOCK,
                                  $.01 PAR VALUE, OF

PARADISE MUSIC & ENTERTAINMENT, INC. transferable upon the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and the By-laws of the Corporation as from time to time amended.

This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, PARADISE MUSIC & ENTERTAINMENT, INC. has caused its facsimile corporate seal and the facsimile signatures of its duly authorized officers to be hereunto affixed.

Dated:

                               [SEAL]
     /s/                                                /s/
-----------------------                              ---------------------------
    SECRETARY                                                CHAIRMAN

COUNTERSIGNED AND REGISTERED:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

(JERSEY CITY, NJ)

TRANSFER AGENT

AND REGISTRAR

BY

AUTHORIZED SIGNATURE


The Corporation is authorized to issue more than one class or series of stock. Upon written request the corporation will furnish without charge to each stockholder a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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TEN COM

TEN ENT

JT TEN

-- as tenants in common

-- as tenants by the entireties

-- as joint tenants with right of
     survivorship and not as tenants in common

     Additional abbreviations may also be used though not in the above list.

UNIF GIFT MIN ACT

Custodian

(Cust)            (Minor)

under Uniform Gifts to Minors

Act

         (State)

For value received _______,  hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS  OF ASSIGNEE

--------------------------------------------------------

______________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated

                               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN



                 EVERY PARTICULAR WITHOUT ALTERATION OR
                 ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.